UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2014


                                  SOLAR3D, INC.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         -------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



          000-49805                                     01-0592299
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

        26 WEST MISSION AVENUE, SUITE 8, SANTA BARBARA, CALIFORNIA 93101
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               (Address of principal executive offices) (Zip Code)

                                 (805) 690-9000
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              (Registrant's telephone number, including area code)

       6500 HOLLISTER AVENUE, SUITE 1230, SANTA BARBARA, CALIFORNIA 93117
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         (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
-----------------------------------------------

         Item 5.02. Departure of Directors or Certain Officers,  Appointment of
                    Certain Officers, Compensatory Arrangements of Certain Officers.

         On October 1, 2014, Solar3D, Inc., a Delaware corporation (the "Company"), entered into Restricted Stock Grant Agreements (each a "RSGA") with Abe Emard, the chief executive officer of our wholly owned subsidiary, Solar United Network, Inc. ("SUN"), Emil Beitpolous, the president of SUN, and Mikhail Podnesbesnyy, the vice president of SUN. Each RSGA provides for the issuance of up to 7,200,000 shares of the Company's common stock to each of Mr. Emard, Mr. Beitpolous, and Mr. Podnesbesnyy in stages as certain milestones are achieved by the Company, as follows:


   RESTRICTED SHARES                     COMPANY PERFORMANCE GOALS
------------------------     ---------------------------------------------------
   2,400,000                 The Company's aggregate net income from operations,
                             for the  trailing 4  quarters,  as  reported in the
                             Company's quarterly or annual financial statements,
                             equals   or   exceeds   $2,000,000.   For   further
                             clarification, net income shall the defined as the Gross Profit minus Total Operating Expenses, as reported on the Company's financial statements.

   2,400,000                 The Company's aggregate net income from operations,
                             for the  trailing 4  quarters,  as  reported in the
                             Company's quarterly or annual financial statements,
                             equals   or   exceeds   $3,000,000.   For   further
                             clarification, net income shall the defined as the Gross Profit minus Total Operating Expenses, as reported on the Company's financial statements.

   2,400,000                 The Company's aggregate net income from operations,
                             for the  trailing 4  quarters,  as  reported in the
                             Company's quarterly or annual financial statements,
                             equals   or   exceeds   $4,000,000.   For   further
                             clarification, net income shall the defined as the Gross Profit minus Total Operating Expenses, as reported on the Company's financial statements.

         As performance goals are achieved and shares became eligible for vesting and issuance under the RSGA, they vest according to the following terms and conditions:

         After a particular Company Performance Goal has been met, the Restricted Shares associated with that particular Company Performance Goal shall be eligible for vesting (the "Eligible Restricted Shares"). The Eligible Restricted Shares shall vest on a monthly basis, based on the following formula:

                                  Vesting Percentage x Prior Monthly Trade Value
Monthly Number of Vested Shares = ----------------------------------------------
                                     Fair Market Value of the Company's Shares

         For the purposes of the RSGA, the Monthly Trade Value of the Company's Shares shall mean the aggregate sum of the Daily Trade Value in a calendar month. The Daily Trade Value is defined as the closing trade price of the Company's shares multiplied by the daily trade volume. For example, if the closing trade price was $1.00 and the daily trade volume on that day was 500,000 shares, then the Daily Trade Value for that day would be $500,000. For the purposes of the RSGA, Fair Market Value is equal to the average of the trailing ten (10) closing trade prices of the Company's common stock as quoted on the

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

public securities trading market on which the Company's common stock is then traded. If the Company's common stock is no longer publicly traded, then the Board of Directors in good faith shall determine the Monthly Number of Vested Shares. If the Prior Monthly Trade Value is less than $50,000, then zero Eligible Restricted Shares shall vest for that month.

         A copy of the form of Restricted Stock Grant Agreement is attached to this Report as Exhibit 10.1.

         On October 1, 2014, our Board of Directors approved raises for the executive officers of SUN as follows: (1) an increase of $20,000 per year for Mr. Emard, the chief executive officer of SUN, (2) an increase of $20,000 per year for Mr. Beitpolous, the president of SUN, and (3) an increase of $20,000 per year for Mr. Podnesbesnyy, the vice president of SUN.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

         (d) Exhibits

                  10.1 Form of Restricted Stock Grant Agreement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLAR3D, INC.
                    ---------------------------------------
                                  (Registrant)

Date: October 2, 2014


                               /s/ James B. Nelson
             ------------------------------------------------------
                    James B. Nelson, Chief Executive Officer
























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